                                                                    Exhibit 99.1

              THE GEMINI GENOMICS/1/ PLC COMPANY SHARE OPTION PLAN



 Part A: Approved by the Inland Revenue on 10th May 1999 under reference X19277

                    Amended at EGM held on 16th November 1999

   Amended at EGM held on 17th March 2000 and by resolution of the Board dated

                                 21st June 2000



                               CMS Cameron McKenna
              Mitre House, 160 Aldersgate Street, London, EC1A 4DD
                   Telephone: 0171-367 3000 Fax: 0171-367 2000
                                   CDE Box 724

                                TABLE OF CONTENTS
                                -----------------

Clause                                                                             Page
------                                                                             ----
PART A: APPROVED OPTIONS

1.  Definitions ................................................................      2
2.  Participation ..............................................................      8
3.  Restrictions on the granting of options ....................................     11
4.  Rights to exercise options .................................................     12
5.  Exercise of options ........................................................     14
6.  Take-overs, reconstructions and winding-up .................................     15
7.  Adjustment of options for variation of share capital .......................     18
8.  Expenses ...................................................................     19
9.  Administration .............................................................     19
10. General ....................................................................     20
11. Alterations ................................................................     22
12. Trustees ...................................................................     23
13. Inland Revenue Requests ....................................................     23
14. Termination ................................................................     23

                                       (i)

         RULES OF THE GEMINI GENOMICS/1/ PLC COMPANY SHARE OPTION PLAN
         -------------------------------------------------------------

PART A: APPROVED OPTIONS
------------------------

1.   Definitions
     -----------

1.1 In this Plan the words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it.

     "Acquiring Company"                  a company which obtains Control of the
                                          Company in accordance with Rule 6.5;


     "American Depositary Shares"/2/      an authorised depositary security
                                          representing for the time being two
                                          Shares and for the time being
                                          evidenced by an authorised depositary
                                          receipt issued by the Bank and quoted
                                          on the Nasdaq Stock Market's National
                                          Market;

     "the Auditors"                       the auditors (acting as experts not
                                          arbitrators) for the time being of the
                                          Company or in the event of there being
                                          joint auditors such one of them as the
                                          Directors shall select;


     "the Bank"/3/                        the [Bank of New York] or such other
                                          bank as the Company may from time to
                                          time appoint for the

----------

/1/  Name of the Company changed on 4th April 2000.
/2/ Definition added by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.
/3/ Definition added by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

                                          purpose of serving as depositary for
                                          its American Depositary Shares;


     "the Company"                        Gemini Genomics plc/4/;

     "Control"                            the meaning given to that expression
                                          by Section 840 of the Taxes Act;

     "Date of Adoption"                   the date of the adoption of this Plan
                                          by the Company;

     "Date of Announcement"               the date on which the Company makes an
                                          announcement of its results for the
                                          last preceding financial year, half
                                          year or other period;

     "Date of Approval"                   the date on which the Inland Revenue
                                          shall approve this Plan;

     "Date of Grant"                      the date upon which the Directors
                                          issue an Option Certificate in
                                          accordance with Rule 2.6;

     "Dealing Day"                        a day on which the London Stock
                                          Exchange is open for the transaction
                                          of business;

     "Directors"                          the directors for the time being of
                                          the Company or the directors present
                                          at a duly convened meeting of the
                                          board of directors or of a duly
                                          appointed committee of the board of
                                          directors at which a quorum is present
                                          including, without limiting the
                                          generality of the foregoing, the
                                          Remuneration Committee;

----------

/4/  Name of the Company changed on 4th April 2000.

     "Eligible Employee"                  any person who at the Date of Grant,
                                          is not precluded by Paragraph 8 of
                                          Schedule 9 from participating in this
                                          Plan and is not within 2 years of
                                          Retirement and who is either a
                                          director of a Participating Company
                                          and is required to devote to his
                                          duties not less than 25 hours per week
                                          (excluding meal breaks), or is an
                                          employee of a Participating Company
                                          who is not a director;

     "Employees' Share Scheme"            any employees' share scheme within the
                                          meaning of Section 743 of the
                                          Companies Act 1985;

     "Exercise Condition"                 an objective condition precedent to
                                          the exercise of an Option imposed in
                                          accordance with Rule 2.2;

     "Excess Shares"                      the aggregate of the number of shares
                                          which, were they to be acquired by an
                                          Option Holder on the exercise of an
                                          Option, would cause the limits
                                          specified in Rule 3.4 to be exceeded;

     "Exchange"                           the grant of an Option ("a New
                                          Option") in consideration for the
                                          release of any option over shares in
                                          another company ("the Target Company")
                                          granted under another discretionary
                                          share option scheme in circumstances
                                          where the Company or any Subsidiary
                                          obtains Control of the Target Company
                                          or becomes bound or entitled to
                                          acquire shares in the Target Company
                                          under sections 428 to 430F of the
                                          Companies Act 1985;

     "Group Member"                       a Participating Company or a body
                                          corporate which is (within the meaning
                                          of Section 736 of the Companies Act
                                          1985) the Company's holding
                                          company or a Subsidiary of the
                                          Company's holding company or any other
                                          body corporate nominated by the Board
                                          for this purpose which is not under
                                          the Control of any single person, but
                                          is under the Control of two or more
                                          persons, one of whom being the Company
                                          or the Company's holding company and
                                          in relation to which the Company, or
                                          as the case may be, the Company's
                                          holding company is able (whether
                                          directly or indirectly) to exercise
                                          20% or more of its equity voting
                                          rights;

     "Issue or Re-organisation"           any issue of shares or other
                                          securities of the Company (other than
                                          as consideration for an acquisition)
                                          and/or any capitalisation,
                                          consolidation or sub-division or
                                          reduction of share capital in the
                                          Company and/or any other variation in
                                          the share capital of the Company which
                                          in the opinion of the Directors
                                          justifies a variation in the number of
                                          shares subject to an Option and/or the
                                          Option Price pursuant to that Option;

     "Listing"                            the quotation of American Depositary
                                          Shares on the Nasdaq Stock Market's
                                          National Market/5/;

     "Listing Price"                      This definition is deleted./6/

     "the London Stock Exchange"          London Stock Exchange Limited;

     "Market Value"                       such value per share, in relation to
                                          which an Option is to be granted, as
                                          the Company may agree in advance in
                                          writing with the Inland

----------

/5/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

                                          Revenue as the market value thereof on
                                          the day preceding the relevant Date of
                                          Grant and determined in accordance
                                          with Part VIII of the Taxation of
                                          Chargeable Gains Act 1992 or if such
                                          shares are at that time listed on the
                                          London Stock Exchange the average of
                                          the middle market quotations of a
                                          share as derived from the London Stock
                                          Exchange Daily Official List on the 3
                                          Dealing Days preceding the relevant
                                          Date of Grant;

     "Option" a right granted to acquire shares in the Company which satisfy the requirements of Paragraphs 10 to 14 of
                                          Schedule 9;

     "Option Certificate"                 a certificate issued to an Option
                                          Holder in accordance with Rule 2.6;

     "Option Holder"                      a person holding an Option;

     "Option Price"                       the acquisition price for a share
                                          comprised in any Option which shall be
                                          determined by the Directors and,
                                          subject to Rule 7, shall not be
                                          manifestly less than:-

                                          (a)  the Market Value of a Share; and


                                          (b)  in the case of an Option to
                                               acquire shares by subscription
                                               the higher of:

                                               (i)  the nominal value of a Share
                                               (and in the case of an Option
                                               over American Depositary
----------

/6/ Definition deleted by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

                                             Shares, the nominal value of the
                                             Shares underlying the American
                                             Depositary Shares)/7/; and

                                             (ii)  the Market Value of a Share.

     "Parallel Options"                   options granted contemporaneously
                                          under any other discretionary share
                                          option scheme adopted by the Company
                                          or any Subsidiary and which are
                                          expressed to be linked to Options
                                          granted under this Plan;

     "Parallel Option Condition"          a condition imposed in accordance
                                          with Rule 2.9;

     "Participating Company"              the Company and any Subsidiary which
                                          is for the time being nominated by the
                                          Directors to be a company
                                          participating in this Plan;

     "this Plan"                          the Gemini Holdings Plc Company Share
                                          Option Plan (Part A) established by
                                          these Rules in its present form or as
                                          from time to time amended in
                                          accordance with the provisions hereof;

     "Redundancy"                         dismissal by reason of redundancy for
                                          the purposes of Part IX of the
                                          Employment Rights Act 1996;

     "the Remuneration Committee"         The remuneration committee of the
                                          board of Directors;

     "Retirement"                         retirement by an Eligible Employee
                                          on reaching the age of 65 or such
                                          other age at which it is

----------

/7/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000 agreed with the Group Member by which he is employed that such Eligible Employee may retire;

         "Shares" ordinary/8/ shares in the Company or, as the context may require, shares for the time being representing the same whether in consequence of any Issue or Reorganisation or otherwise, which satisfy the requirements of paragraphs 10 to 14 inclusive of Schedule 9;

         "Schedule 9"         Schedule 9 to the Taxes Act;

         "Subsidiary"         a company which is both under the Control of the
                              Company and which is a subsidiary of the Company within the meaning of Section 736 of the Companies
                              Act 1985;

         "the Taxes Act"      the Income and Corporation Taxes Act 1988;

1.2 In these Rules unless the context otherwise requires words denoting the singular number shall include the plural number and words denoting the masculine gender shall include the feminine gender.

2.       Participation
         -------------

2.1 The Directors may, on such dates as they shall determine (subject to Rules 2.3 and 2.4 below) grant Options to such Eligible Employees as they may in their absolute discretion select. No Eligible Employee shall be entitled as of right to participate in this Plan. In determining the extent of participation of an Eligible Employee the Directors shall be subject to the limits contained in Rule 3.

----------
/8/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

2.2 The Directors may impose an Exercise Condition on any Option which they grant preventing its exercise (other than in accordance with Rules 4.2, (except in the case of Retirement) and 4.3) unless such condition has been complied with. If, after the Directors have imposed an Exercise Condition, events happen which cause them to consider that it is no longer appropriate they may vary the Exercise Condition provided always that any such amendment may only be one which the Directors reasonably consider will result in a fairer measure of the performance of the job of the Option Holder, will ensure that this Plan operates more effectively in the achievement of its purpose of providing share benefits for employees who contribute to the prosperity of the Company, and will be no more difficult to satisfy than would have been the case if there had been no such amendment. The imposition or amendment of an Exercise Condition shall not be effective until it has been approved by the Inland Revenue in order that approval for this Plan is not withdrawn.

2.3 Subject to Rule 2.4 below if and for so long as the shares in the Company are admitted to the Official List of the London Stock Exchange or in any other market supervised by any regulatory authority the Directors may only grant Options within the periods commencing:-

         2.3.1 on the fourth Dealing Day next following the Date of Approval and ending 28 days after such Date of Approval; or

         2.3.2 on the fourth Dealing Day next following a Date of Announcement and ending 42 days after such Date of Announcement.

         Provided always that where the Company proposes to apply to be listed on the Official List of the London Stock Exchange, the Directors may grant options on the date immediately preceding the day on which Listing takes place and ending 7 days thereafter.

2.4 Notwithstanding Rule 2.3 above the Directors may grant Options outside the periods specified in Rule 2.3 above in circumstances which the Directors in their absolute discretion deem sufficiently exceptional to justify the grant of options at that time.

2.5 Where Options are granted pursuant to the proviso in Rule 2.3 above and the Listing does not take place on the following day the Options shall lapse on the day which is 30 days from the Date of Grant.

2.6 The Directors shall grant Options by resolution. As soon as practicable thereafter, the Directors shall issue in respect of each Option granted as aforesaid an Option Certificate given under seal or executed as a deed. The date of issuing such Option Certificate given under seal or executed as a deed shall be taken for all purposes of this Plan as the Date of Grant in respect of the relevant Option. No payment to the Company shall be required on the grant of an Option. The Option Certificate shall be in such form as the Directors shall from time to time determine and shall specify the number of shares comprised in the Option, whether the Option is over Shares or American Depositary Shares/9/, the Date of Grant, any Exercise Condition and Parallel Option Condition and the Option Price.

2.7 Any Eligible Employee to whom an Option is granted may by notice given in writing within 30 days after its Date of Grant renounce his rights thereto, in which event such Option shall be deemed for all purposes never to have been granted.

2.8 Each Option shall be personal to the Option Holder to whom it is granted and other than a transfer to the Option Holder's personal representatives on death shall not be transferable, assignable or chargeable. Any other purported transfer, assignment, charge, disposal or dealing with the rights and interests of the Option Holder under this Plan shall render the Option void.

2.9 The Directors may also impose a condition on any Option that in the event of the Option Holder exercising a Parallel Option, that Option shall immediately lapse in respect of the underlying shares in respect of which the Parallel Option shall have been exercised. The terms of any Parallel Options shall not permit an Option Holder to receive payment rather than shares on the exercise of that Parallel Option.

----------
/9/ Rule 2.6 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

2.10 For the purpose of Rule 2.8 Options shall be treated as lapsing in the order in which they were originally granted.

2.11 In the event of an Option lapsing under Rule 2.8 in part only, the balance of the Option shall continue to be exercisable in accordance with this Plan.

3.       Restrictions on the granting of options
         ---------------------------------------

3.1 No Option shall be granted to an Eligible Employee on any day if as a result the aggregate market value of the Shares which are the subject of Options and other rights granted to him (other than Options and other rights which have been exercised or which have lapsed) under this Plan or any other Inland Revenue approved share option scheme (other than a savings-related share option scheme) established by the Company or any Associated Company of the Company shall not exceed (pound)30,000 and to the extent that any grant of Options would otherwise exceed either of these limits such grant shall be void ab initio as to such excess. For the purposes of this Rule the market value of a Share shall be calculated as at the date on which the rights in relation to that Share were granted in accordance with the relevant rules of the applicable scheme.

3.2 In applying the limits contained in Rule 3.1 above no account will be taken of all Options and other rights granted within the relevant period which have been surrendered or have lapsed or have been released or cancelled.

3.3      * /10/

3.3 The aggregate number of Shares over which Options to subscribe may be granted on any date shall not, when added to the number of Shares issued or remaining issuable in respect of options granted in the previous 10 years under this Plan (but excluding any options granted before Listing)/11/ and any other employee share scheme adopted by the Company or any Subsidiary, exceed such number as represents 10% of the issued ordinary share capital of the Company on that date.

----------
* Proviso to Rule 3.3 deleted by a Resolution of the Company on 16th November 1999.
/10/ Rules 3.3, 3.5, 3.6 and 3.8 deleted by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000. Rule 3 renumbered accordingly.

3.4 For the purposes of Rule 3.3/12/ above no account shall be taken of options which lapse by reason of non-exercise or otherwise. In addition, options granted in consideration of the release of other options shall be treated as having been granted at the same time as the released options.

3.5 No Options shall in any event be granted or otherwise offered more than 10 years after the Date of Listing./13/

4.       Rights to exercise options
         --------------------------

4.1 Subject to the provisions of Rules 4.2, 4.3 and 6 an Option shall be capable of being exercised in accordance with the provisions of Rule 5:-

         4.1.1      following the third anniversary of its Date of Grant; and

         4.1.2 before the tenth anniversary of its Date of Grant or such earlier date as the Directors may specify,

         Provided that any relevant Exercise Condition has been satisfied, unless the Rules provide otherwise.

         No Option may be granted, exercised, released or surrendered at a time when such grant, exercise, release or surrender would not be in accordance with the "Model Code for Securities Transactions by Directors of Listed Companies" issued by the London Stock Exchange as amended from time to time.

4.2 If an Option Holder ceases to be a director or employee of a Group Member (otherwise than by reason of his death), the following provisions apply in relation to any Option granted to him under this Plan:-

----------
/11/ Words in brackets added by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/12/ Cross reference amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/13/ Amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

         4.2.1 if he ceases by reason of injury, disability, pregnancy, sickness, Redundancy, Retirement, the company for which the Option Holder works ceasing to be a Group Member, or the business or part-business in which the Option Holder works being transferred to a person who is not a Group Member, any Option or Options held by him may (and subject to Rule 4.3 below must, if at all) be exercised (notwithstanding Rule
                    4.1.1 above and provided that in the case of the company for which the Option Holder works ceasing to be a Group Member, or the business or part-business in which the Option Holder works being transferred to a person who is not a Group member or in the case of Retirement on the date of exercise any relevant Exercise Condition has been satisfied) within the period which shall expire on whichever shall be the latest of:

         4.2.1.1    12 months after his so ceasing; or

         4.2.1.2    42 months after the Date of Grant; or

         4.2.1.3 42 months after the date he last exercised an Option to which Section 185(3) of the Taxes Act applied.

         4.2.2 if he so ceases for any other reason, the Option may not be exercised at all unless the Directors so permit, in which event it may (and subject to Rule 4.3 below must, if at all) be exercised (notwithstanding Rule 4.1.1 above) to the extent permitted by the Directors within the period mentioned in Rule 4.2.1 above.

         An Option Holder shall not be treated for the purposes of Rule 4.2 above as ceasing to be a director or employee of a Group Member until such time as he is no longer a director or employee of any Group Member, and a female Option Holder who ceases to be such a director or employee by reason of pregnancy or confinement and who returns to work at the end of the maternity leave period or who exercises her right to return to work following maternity absence in the circumstances described in Part VIII of the Employment Rights Act 1996 (or otherwise returns to work if the Directors so determine) before exercising an Option under this Plan shall be treated for those purposes as not having ceased to be such a director or employee.

4.3 If an Option Holder dies before exercising an Option granted to him under this Plan and at a time when he is either a director or employee of a Group Member or entitled to exercise the Option by virtue of Rule
         4.2 above, the Option may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death.

4.4 Notwithstanding any other provision of this Plan, an Option granted under this Plan may not be exercised after the expiration of the period of 10 years (or such shorter period as the Directors may have determined before the grant thereof) beginning with the Date of Grant.

5.       Exercise of options
         -------------------

5.1      Options may be exercised in whole or in part.

5.2 The exercise of any Option granted under this Plan shall be effected by giving notice to the Company and otherwise in such form and manner as the Directors may from time to time prescribe and, unless the Directors determine otherwise, any such notice shall have effect only on receipt by the Company, together with the appropriate payment.

5.3 Subject to Rule 5.4 below, within 30 days after an Option under this Plan has been exercised by any person, the Directors on behalf of the Company shall allot to him (or his nominee) or, as appropriate, procure the transfer to him (or his nominee) of the number of shares in respect of which the Option has been exercised, provided that, for the avoidance of doubt, where shares are so allotted or transferred to a nominee, the beneficial interest in them must vest in the person who exercised the Option.

5.4 All shares allotted under this Plan shall rank pari passu in all respects with the shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment, and in the case of the transfer of existing shares, the transferee shall not acquire any rights attaching to such shares by reference to a record date prior to the date of the transfer.

5.5 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in this Plan, neither may the personal representatives of a deceased Option Holder exercise an Option should the Option Holder have been precluded from doing so at the time of his death.

5.6 The allotment or transfer of any shares under this Plan shall be subject to obtaining any approval or consent mentioned in Rule 10.5 below.

5.7 In the event of a partial exercise, the Company shall, within 30 days of the partial exercise, issue to the Option Holder a new option certificate showing the balance of the Option and a new form of exercise of that balance.

6.       Take-overs, reconstructions and winding-up
         ------------------------------------------

6.1 If any person obtains Control of the Company (within the meaning of section 840 of the Taxes Act) as a result of making a general offer to acquire shares in the Company, or having obtained such Control makes such an offer, the Directors shall within 7 days of becoming aware thereof notify every Option Holder (or as the case may be his personal representative) thereof and, subject to compliance with any Exercise Condition and to Rules 4.2, 4.3 and 4.4 above, an Option granted under this Plan may be exercised, subject to Rule 6.4 below, within six months (or such longer period as the Directors may permit) of such notification.

6.2 For the purposes of Rule 6.1 above, a person shall be deemed to have obtained Control of the Company if he and others acting in concert (as defined by the City Code on Takeovers and Mergers) with him have together obtained Control of it.

6.3 If any application is made to the Court under section 425(1) of the Companies Act 1985 to order a meeting in relation to a proposed compromise or arrangement for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Directors may permit any Option granted under this Plan, subject to Rules 4.2, 4.3, and 4.4 above, to be exercised until the time of the meeting, such exercise being conditional upon the Court sanctioning such compromise or arrangement.

6.4 If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985, or if under section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the Company, the Directors shall forthwith notify every Option Holder (or as the case may be his personal representatives) thereof and any Option granted under this Plan may, subject to Rules 4.2, 4.3, and
         4.4 above and (in any case where any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985 or to compliance with any Exercise Condition, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of this Plan and notwithstanding that such Option did not become exercisable during the period) lapse on the expiration thereof.

6.5      If an Acquiring Company:-

         6.5.1      obtains Control of the Company as a result of making:

         6.5.1.1 a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, or

         6.5.1.2 a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired by the exercise of Options granted under this Plan, or

         6.5.2 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985, or

         6.5.3 becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of that Act,

         any Option Holder may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of
         Schedule 9), by agreement with the Acquiring Company, release any Option granted under this Plan which has not lapsed ("the Old Option") in consideration of the grant to him of an option ("the New Option") which (for the purposes of that paragraph) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within paragraph 10(b) or (c) of Schedule 9).

6.6 The New Option shall not be regarded for the purposes of Rule 6.5 above as equivalent to the Old Option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of this Plan shall for this purpose be construed as if:-

         6.6.1 the New Option were an option granted under this Plan at the same time as the Old Option;

         6.6.2 except for the purposes of the definitions of "Group Member", "Participating Company" and "Subsidiary" in Rule
                    1.1 above and the reference to "the Directors" in Rule 4.4 above, the expression "the Company" were defined as "a company whose shares may be acquired by the exercise of Options granted under this Plan";

         6.6.3      Rule 11.2 below were omitted; and

         6.6.4      all Exercise Conditions have been satisfied.

6.7 No Option may be exercised at any time when the shares which may be acquired are not Shares as defined in Rule 1.1.

7.       Adjustment of options for variation of share capital
         ----------------------------------------------------

7.1 Subject to Rules 7.3 and 7.4 below, on the occurrence of an Issue or Re-organisation the Directors may make such adjustment as it considers appropriate under Rule 7.2.

7.2 An adjustment made under this sub-rule shall be to one or more of the following:-

         7.2.1 the number of shares in respect of which any Option granted under this Plan may be exercised;

         7.2.2 the price at which shares may be acquired by the exercise of any such Option;

         7.2.3 where any such Option has been exercised but no shares have been allotted or transferred pursuant to such exercise, the number of shares which may be so allotted or transferred and the price at which they may be acquired.

7.3      Except in the case of a capitalisation issue, no adjustment under Rule
         7.2 above shall be made without the prior confirmation in writing by the Auditors that it is in their opinion fair and reasonable.

7.4      At any time when this Plan is approved by the Inland Revenue under
         Schedule 9, no adjustment under Rule 7.2 above shall be made without the prior approval of the Inland Revenue.

7.5 An adjustment under Rule 7.2 above may have the effect of reducing the price at which shares may be acquired by the exercise of an Option to less than their nominal value, but, in the case of an Option to acquire shares by subscription, only if and to the extent that the Directors shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the shares in respect of which the Option is exercised and which are to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such shares; and so that on exercise of any Option in respect of which such reduction shall have been made the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.6 As soon as reasonably practicable after making any adjustment under Rule 7.2 above, the Directors shall give notice in writing thereof to any Option Holders affected thereby.

8.       Expenses
         --------

         Any expenses of the Company involved in any issue or transfer of shares in the name of any Option Holder or his personal representative(s) or nominee(s) shall be payable by the Company.

9.       Administration
         --------------

9.1 Any notification or other notice in writing which the Company is required to give, or may desire to give, to any Eligible Employee or Option Holder (or his personal representative(s)) in pursuance of this Plan shall be sufficiently given if delivered to him by hand or sent through the post in prepaid cover addressed to the Eligible Employee or Option Holder (or his personal representative(s)) at the last address known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notices sent by post shall be deemed delivered on the second day following the date of posting. All notices documents certificates given by or to an Eligible Employee or Option Holder (or his personal representative(s)) shall be sent at his risk.

9.2 Option Holders (or their personal representative(s)) shall have made available to them copies of all notices and other documents sent by the Company to its holders of shares generally.

10.      General
         -------

10.1 The Directors shall at all times ensure that there are sufficient shares available as may be required to meet the subsisting rights of Option Holders by either ensuring that the Company shall at all times keep available for allotment unissued shares at least sufficient to satisfy Options under which shares may be subscribed for and/or to procure that sufficient shares are available for transfer to satisfy Options.

10.2 The Company shall at its expense make application to the London Stock Exchange for admission to the Official List of all shares allotted pursuant to the exercise of any Option provided that shares are at that time listed on the London Stock Exchange.

10.3 The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive, subject to the written confirmation of the Auditors whenever required under the provisions of this Plan.

10.4 Participation in this Plan by an Option Holder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any Group Member and participation in this Plan shall in no respects whatever effect in any way an Option Holder's pension rights or entitlement or terms or conditions of employment with any Group Member. In particular (but without limiting the generality of the foregoing words) any Option Holder who leaves employment with any Group Member shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise howsoever.

10.5 The grant of an Option shall be subject to obtaining any approval or consent required under the provisions of the document "Admission of Securities to Listing" published by the London Stock Exchange, of the City Code on Takeovers and Mergers, or of any regulations and enactments.

10.6 In the event that shares are transferred to an Option Holder in pursuance of any Option granted under this Plan, the Option Holder shall, if so required by the person making the transfer, join that person in making a claim for relief under section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal made by him in effecting such transfer.

10.7 If the Company or any Participating Company is required to account for any amount of Social Security Contributions that the Option Holder is liable to pay as a result of the grant of an Option to an Eligible Employee after 26 November 1996 the Option Holder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of Social Security Contributions forthwith and in any event no later than 21 days from the date of the grant of the Option.

10.8 If the Company or any Participating Company is required to account for any amount of tax, duties and Social Security Contributions as a result of the exercise of an Option granted to an Eligible Employee after 26 November 1996, the Option Holder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of such tax, duties or Social Security Contributions accounted for forthwith and in any event no later than 21 days from the date of the exercise of the Option.

10.9 An Option Holder may not sell in the United States any American Depositary Shares or Shares represented thereby which he acquires under the Plan other than in accordance with US securities laws and, in particular, may not sell such American Depositary Shares or Shares represented thereby in the United States within 40 days of exercising an Option if the Option is exercised prior to the date on which a registration statement on Form S-8 with respect to the Shares represented by the American Depositary Shares acquired under the Plan has been declared effective by the US Securities and Exchange Commission./14/

----------
/14/ New rule 10.9 inserted by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

11.      Alterations
         -----------

11.1 Subject to Rules 11.2, 11.3 and 11.4 below, the Directors may at any time alter or add to all or any of the provisions of this Plan, or the terms of any Option granted under it, in any respect (having regard to the fact that, if an alteration or addition is made at a time when this Plan is approved by the Inland Revenue under Schedule 9 and is intended to remain so approved, then the alteration or addition shall not have effect until the alteration or addition has been approved by the Inland Revenue).

11.2 No alteration shall be made under Rule 11.1 above to the advantage of Option Holders to the number of shares which may be issued under this Plan in Rule 3.3 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

11.3 No alteration or addition to the disadvantage of any Option Holder shall be made under Rule 11.1 above unless:-


         11.3.1 the Directors shall have invited every relevant Option Holder to give an indication as to whether or not he approves the alteration or addition, and

         11.3.2 the alteration or addition is approved by a majority of those Option Holders who have given such an indication.

11.4 As soon as reasonably practicable after making any alteration or addition under Rule 11.1 above, the Directors shall give notice in writing thereof to any Option Holder affected thereby after first, if this Plan is then approved by the Inland Revenue under Schedule 9, having received written approval of the alteration or addition from the Inland Revenue.

11.5 No alteration shall be made to this Plan if it would thereby cease to be an Employees' Share Scheme./15/

----------
/15/ Rule 11 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000. Rule 11.3 deleted and rule 11 renumbered.

12.      Trustees
         --------

         A Participating Company may provide money to the trustees of any trust or any other person to enable him to acquire shares to be held for the purposes of this Plan, or enter into any guarantee or indemnity for these purposes, to the extent permitted by Section 153 of the Companies Act 1985, provided that any trust deed to be made for this purpose shall, at a time when this Plan is approved by the Inland Revenue under
         Schedule 9, have previously been submitted to the Inland Revenue.

13.      Inland Revenue Requests
         -----------------------

         The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information required by it under paragraph 6 of Schedule 9 and an Option Holder shall:-

13.1 promptly provide to the Company such information as it may reasonably request; and

13.2 consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.

14.      Termination
         -----------

The Company in general meeting or the Directors may at any time resolve to terminate this Plan in which event no further Options shall be granted, but the provisions of this Plan shall in relation to Options then subsisting continue in full force and effect.

              THE GEMINI GENOMICS/1/ PLC COMPANY SHARE OPTION PLAN




               Part B: Adopted by the Company on 19 December 1997
                  Amended by the Company on 16th November 1999

    Amended at EGM held on 17th March 2000 and resolution of the Board dated
                                 21st June 2000







                               CMS Cameron McKenna
              Mitre House, 160 Aldersgate Street, London, EC1A 4DD
                   Telephone: 0171-367 3000 Fax: 0171-367 2000
                                   CDE Box 724

                              Doc. Ref: 50404256.03

                                Table of Contents

PART B: UNAPPROVED OPTIONS

1.  Definitions ........................................................      1
2.  Participation ......................................................      8
3.  Restrictions on the granting of options ............................     10
4.  Rights to exercise options .........................................     12
5.  Exercise of options ................................................     14
6.  Take-overs, reconstructions and winding-up .........................     15
7.  Adjustment of options for variation of share capital ...............     17
8.  Expenses ...........................................................     18
9.  Administration .....................................................     18
10. General ............................................................     19
11. Alterations ........................................................     21
12. Trustees ...........................................................     22
13. Inland Revenue Requests ............................................     22
14. Termination ........................................................     23

       THE RULES OF THE GEMINI GENOMICS/1/ PLC COMPANY SHARE OPTION PLAN
       -----------------------------------------------------------------

                           PART B: UNAPPROVED OPTIONS
                           --------------------------

1.   Definitions
     -----------

1.1 In this Plan the words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification, consolidation, re-enactment or extension of it.

     "Acquiring Company"                  a company which obtains Control of the
                                          Company in accordance with Rule 6.5;

     "American Depositary Shares"/2/      an authorised depositary security
                                          representing for the time being two
                                          Shares and for the time being
                                          evidenced by an authorised depositary
                                          receipt issued by the Bank and quoted
                                          on the Nasdaq Stock Market's National
                                          Market

     "the Auditors"                       the auditors (acting as experts not
                                          arbitrators) for the time being of the
                                          Company or in the event of there being
                                          joint auditors such one of them as the
                                          Directors shall select;

     "the Bank"/3/                        the [Bank of New York] or such other
                                          bank as the Company may from time to
                                          time appoint for the purpose of
                                          serving as depositary for its American
                                          Depositary Shares

----------

/1/  Name of the Company changed on 4th April 2000.
/2/ Definition added by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.
/3/ Definition added by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

     "Business Day"                       a day on which mid market spot
                                          currency rates against pounds sterling
                                          are published in the Financial Times;

     "the Company"                        Gemini Genomics plc/4/;

     "Control"                            the meaning given to that expression
                                          by Section 840 of the Taxes Act;

     "Date of Adoption"                   the date of the adoption of this Plan
                                          by the Company;

     "Date of Announcement"               the date on which the Company makes an
                                          announcement of its results for the
                                          last preceding financial year, half
                                          year or other period;

     "Date of Grant"                      the date upon which the Directors
                                          issue an Option Certificate in
                                          accordance with Rule 2.6;

     "Dealing Day"                        a day on which the London Stock
                                          Exchange is open for the transaction
                                          of business;

     "Directors"                          the directors for the time being of
                                          the Company or the directors present
                                          at a duly convened meeting of the
                                          board of directors or of a duly
                                          appointed committee of the board of
                                          directors at which a quorum is present
                                          including, without limiting the
                                          generality of the foregoing, the
                                          Remuneration Committee;

     "Eligible Employee"                  any person who at the Date of Grant,
                                          is either a director of the Company
                                          and/or any Subsidiary
                                          and is required to devote to his
                                          duties not less than 25 hours per week
                                          (excluding meal breaks), or any
                                          employee of the Company and/or any
                                          Subsidiary who is not a director;

     "Employees' Share Scheme"            any employees' share scheme within the
                                          meaning of Section 743 of the
                                          Companies Act 1985;

     "Exercise Condition"                 an objective condition precedent to
                                          the exercise of an Option imposed in
                                          accordance with Rule 2.2;


     "Excess Shares"                      the aggregate of the number of shares
                                          which, were they to be acquired by an
                                          Option Holder on the exercise of an
                                          Option, would cause the limits
                                          specified in Rule 3.4 to be exceeded;

     "Exchange"                           the grant of an Option ("a New
                                          Option") in consideration for the
                                          release of any option over shares in
                                          another company ("the Target Company")
                                          granted under another discretionary
                                          share option scheme in circumstances
                                          where the Company or any Subsidiary
                                          obtains Control of the Target Company
                                          or becomes bound or entitled to
                                          acquire shares in the Target Company
                                          under sections 428 to 430F of the
                                          Companies Act 1985;

     "Group Member"                       a Participating Company or a body
                                          corporate which is (within the meaning
                                          of Section 736 of the Companies Act
                                          1985) the Company's holding company or
                                          a Subsidiary of the Company's holding
                                          company or any other body corporate
                                          nominated

----------

/4/  Name of the Company changed on 4th April 2000.

                                          by the Board for this purpose which is
                                          not under the Control of any single
                                          person, but is under the Control of
                                          two or more persons, one of whom being
                                          the Company or the Company's holding
                                          company and in relation to which the
                                          Company, or as the case may be, the
                                          Company's holding company is able
                                          (whether directly or indirectly) to
                                          exercise 20% or more of its equity
                                          voting rights;

     "Issue or Re-organisation"           any issue of shares or other of the
                                          Company (other than as consideration
                                          for an acquisition) and/or any
                                          capitalisation, consolidation or
                                          sub-division or reduction of share
                                          capital in the Company and/or any
                                          other variation in the share capital
                                          of the Company which in the opinion of
                                          the Directors justifies a variation in
                                          the number of shares subject to an
                                          Option and/or the Option Price
                                          pursuant to that Option;

     "Listing"                            the quotation of American Depositary
                                          Shares on the Nasdaq Stock Market's
                                          National Market/5/;

     "Listing Price"                      the price at which Shares in the
                                          Company are offered pursuant to a
                                          Listing;

     "the London Stock Exchange"          London Stock Exchange Limited;

     "Market Value"                       such value per share, in relation to
                                          which an Option is to be granted, as
                                          the Company may consider to be the
                                          market value thereof on the day
                                          preceding the relevant Date of Grant
                                          and
                                          determined in accordance with Part
                                          VIII of the Taxation of Chargeable
                                          Gains Act 1992 or in the case of an
                                          Option over American Depositary Shares
                                          an amount equal to the average of the
                                          high and low reported sales prices of
                                          an American Depositary Share on the
                                          Nasdaq Stock Market's National Market
                                          on the business day immediately
                                          preceding the Date of Grant.;/6/

     "Option"                             a right granted to acquire shares in
                                          the Company;

     "Option Certificate"                 a certificate issued to an Option
                                          Holder in accordance with Rule 2.6;

     "Option Holder"                      a person holding an Option;

     "Option Price"                       the acquisition price for a share
                                          comprised in any Option which in the
                                          case of any Share the subject of an
                                          Option granted in accordance with the
                                          proviso to Rule 2.3 will be the
                                          Listing Price and in any other case
                                          shall be determined by the Directors
                                          and, subject to Rule 7, shall be:-

                                          (i)  not less than the Market Value of
                                               a Share on the Date of Grant; and

                                          (ii) in the case of an option to
                                               acquire Shares by subscription
                                               shall be not less than the
                                               nominal value of a Share (and in
                                               the case of an Option over
                                               American Depositary Shares, the
                                               nominal

----------

/5/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

                                                value of the Shares underlying
                                                the American Depositary Shares);
                                                and

                                          (iii) such other value as the
                                                Directors in their absolute
                                                discretion may determine;/7/

     "Parallel Options"                   options granted contemporaneously
                                          under any other discretionary share
                                          option scheme adopted by the Company
                                          or any Subsidiary and which are
                                          expressed to be linked to Options
                                          granted under this Plan;

     "Parallel Option Condition"          a condition imposed in accordance with
                                          Rule 2.9;

     "Participating Company"              the Company and any Subsidiary which
                                          is for the time being nominated by the
                                          Directors to be a company
                                          participating in this Plan;

     "this Plan"                          the Gemini Holdings Plc Company Share
                                          Option Plan (Part B) established by
                                          these Rules in its present form or as
                                          from time to time amended in
                                          accordance with the provisions hereof;

     "Redundancy"                         dismissal by reason of redundancy for
                                          the purposes of Part IX of the
                                          Employment Rights Act 1996;

     "Relevant Emoluments"                the annual salary of the Option Holder
                                          for a Year of Assessment including any
                                          bonuses payable in cash but excluding
                                          benefits in kind. Such benefits may
                                          include (but are not limited to)
                                          pension

----------

/6/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

                                          contributions, medical expenses and
                                          other insurance benefits or company
                                          car;

     "the Remuneration Committee"         The remuneration committee of the
                                          board of Directors;

     "Retirement"                         retirement by an Eligible Employee
                                          on reaching the age of 65 or such
                                          other date at which it is agreed with
                                          the Group Member by which he is
                                          employed that such Eligible Employee
                                          may retire;

     "Shares"                             ordinary/8/ shares in the Company
                                          or as the context may require shares
                                          for the time being representing the
                                          same whether in consequence of any
                                          Issue or Reorganisation or otherwise;

     "Subsidiary"                         a company which is both under the
                                          Control of the Company and which is a
                                          subsidiary of the Company within the
                                          meaning of Section 736 of the
                                          Companies Act 1985;

     "the Taxes Act"                      the Income and Corporation Taxes Act
                                          1988;

     "the Trustees"/9/                    the trustee or trustees for the time
                                          being of the Gemini Employees' Share
                                          Trust;

     "Year of Assessment"                 a fiscal year from 6th April to 5th
                                          April;

----------

/7/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.
/8/ Definition amended by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.
/9/ Definition added by resolution of the Company on 17th March 2000 and board resolution dated 21st June 2000.

1.2 In these Rules unless the context otherwise requires words denoting the singular number shall include the plural number and words denoting the masculine gender shall include the feminine gender.

2.   Participation
     -------------

2.1  The Directors may, on such dates as they shall determine (subject to Rules
     2.3 and 2.4 below) grant Options to such Eligible Employees as they may in their absolute discretion select. No Eligible Employee shall be entitled as of right to participate in this Plan. In determining the extent of participation of an Eligible Employee the Directors shall be subject to the limits contained in Rule 3.

2.2 The Directors acting on the recommendation of the Remuneration Committee may impose an Exercise Condition on any Option which they grant preventing its exercise (other than in accordance with Rules 4.2, (except in the case of Retirement) and 4.3) unless such condition has been complied with. If, after the Directors have imposed an Exercise Condition, events happen which cause them to consider that it is no longer appropriate they may vary the Exercise Condition provided always that any such amendment may only be one which the Directors reasonably consider will result in a fairer measure of the performance of the job of the Option Holder, will ensure that this Plan operates more effectively in the achievement of its purpose of providing share benefits for employees who contribute to the prosperity of the Company, and will be no more difficult to satisfy than would have been the case if there had been no such amendment.

2.3 Subject to Rule 2.4 below if and for so long as the shares in the Company are admitted to the Official List of the London Stock Exchange or in any other market supervised by any regulatory authority the Directors may only grant Options within the periods commencing:-

     2.3.1 on the fourth Dealing Day next following the Date of Adoption and ending 42 days after such Date of Approval; or

     2.3.2 on the fourth Dealing Day next following a Date of Announcement and ending 42 days after such Date of Announcement;

     provided that where the Company proposes that its American Depositary Shares be quoted on the Nasdaq Stock Market's National Market the Directors may grant Options on any date commencing 14 days preceding the date of the Listing and ending 7 days thereafter./10/

2.4 Notwithstanding Rule 2.3 above the Directors may grant Options outside the periods specified in Rule 2.3 above in circumstances which the Directors in their absolute discretion deem sufficiently exceptional to justify the grant of options at that time.

2.5 Where Options are granted pursuant to the proviso of Rule 2.3 above and the Listing does not take place on the following day the Options shall lapse on the day which is 30 days from the Date of Grant.

2.6 The Directors shall grant Options by resolution. As soon as practicable thereafter, the Directors shall issue in respect of each Option granted as aforesaid an Option Certificate given under seal or executed as a deed. The date of issuing such Option Certificate given under seal or executed as a deed shall be taken for all purposes of this Plan as the Date of Grant in respect of the relevant Option. No payment to the Company shall be required on the grant of an Option. The Option Certificate shall be in such form as the Directors shall from time to time determine and shall specify the number of shares comprised in the Option, whether the Option is over Shares or American Depositary Shares, the Date of Grant any Exercise Condition and Parallel Option Condition and the Option Price./11/

2.7 Any Eligible Employee to whom an Option is granted may by notice given in writing within 30 days after its Date of Grant renounce his rights thereto, in which event such Option shall be deemed for all purposes never to have been granted.

----------

/10/ Rule 2.3 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/11/ Rule 2.6 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

2.8 Each Option shall be personal to the Option Holder to whom it is granted and other than a transfer to the Option Holder's personal representatives on death shall not be transferable, assignable or chargeable. Any other purported transfer, assignment, charge, disposal or dealing with the rights and interests of the Option Holder under this Plan shall render the Option void.

2.9 The Directors may also impose a condition on any Option that in the event of the Option Holder exercising a Parallel Option, that Option shall immediately lapse in respect of the underlying shares in respect of which the Parallel Option shall have been exercised.

2.10 For the purpose of Rule 2.9 Options shall be treated as lapsing in the order in which they were originally granted.

2.11 In the event of an Option lapsing under Rule 2.9 in part only, the balance of the Option shall continue to be exercisable in accordance with this Plan.

3.    Restrictions on the granting of options
      ---------------------------------------

3.1 No Option shall be granted to an Eligible Employee on any day if as a result the aggregate cost of exercise of the Options and other rights granted to that Eligible Employee during the preceding period of ten years (other than Options and rights which have been exercised) under this Plan or any other share option scheme (whether or not approved by the Inland Revenue but not being a savings-related scheme) established by the Company or any Subsidiary would exceed a sum equal to eight/12/ times the Eligible Employee's Relevant Earnings and to the extent that any grant of Options would otherwise exceed either of these limits such shall be void ab initio as to such excess. For the purposes of this Rule the market value of a Share shall be calculated as at the date on which the rights in relation to that Share were granted in accordance with the relevant rules of the applicable scheme.

----------

/12/ Rule 3.1 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

3.2 In applying the limits contained in Rule 3.1 above no account shall be taken of all Options and other rights granted within the relevant period which have been surrendered or have lapsed or have been released or cancelled.

3.3   * /13/

3.3 The aggregate number of Shares over which Options to subscribe may be granted on any date shall not, when added to the number of Shares issued or remaining issuable in respect of options granted in the previous 10 years under this Plan (but excluding any options granted before the Listing)/14/ and any other employee share scheme adopted by the Company or any Subsidiary, exceed such number as represents 10% of the issued ordinary share capital of the Company on that date.

3.4 For the purposes of Rule 3.3/15/ above no account shall be taken of options which lapse by reason of non-exercise or otherwise. In addition, options granted in consideration of the release of other options shall be treated as having been granted at the same time as the released options.

3.5 If an Option Holder's Relevant Emoluments comprise either wholly or in part payments in a currency other than pounds sterling ("foreign currency"), for the purpose of calculating the maximum number of shares which may be acquired pursuant to the exercise of Options under this Plan, that foreign currency shall be converted into pounds sterling at the mid-market spot rate for that currency at the close of business published by the Financial Times on the Date of Grant, or if this is not a Business Day, the mid-market spot rate for that currency at the close of business published in the Financial Times on the next preceding Business Day.

----------

* Proviso to Rule 3.3 deleted by a resolution of the Company on 16th November 1999.
/13/ Rules 3.3, 3.5, 3.6 and 3.8 deleted by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/14/ Words in brackets added by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/15/ Cross reference amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

3.6 No Options shall in any event be granted or otherwise offered more than 10 years after the Date of Listing./16/

4.    Rights to exercise options
      --------------------------

4.1 Subject to the provisions of Rules 4.2, 4.3 and 6 an Option shall be capable of being exercised in accordance with the provisions of Rule 5:-

      4.1.1 following the third anniversary of its Date of Grant or such earlier or later date as the Directors may specify; and

      4.1.2 before the tenth anniversary of its Date of Grant or such earlier date as the Directors may specify,

      Provided that any relevant Exercise Condition has been satisfied, unless the Rules provide otherwise.

      No Option may be granted, exercised, released or surrendered at a time when such grant, exercise, release or surrender would not be in accordance with the "Model Code for Securities Transactions by Directors of Listed Companies" issued by the London Stock Exchange as amended from time to time.

4.2 If an Option Holder ceases to be a director or employee of a Group Member (otherwise than by reason of his death), the following provisions apply in relation to any Option granted to him under this Plan:-

      4.2.1 if he ceases by reason of injury, disability, pregnancy, sickness, Redundancy, Retirement, the company for which the Option Holder works ceasing to be a Group Member, or the business or part-business in which the Option Holder works being transferred to a person who is not a Group Member, any Option or Options held by him may (and subject to Rule 4.3 below must, if at all) be exercised (notwithstanding Rule 4.1.1 above and provided that in the case of

----------

/16/ Amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

               the company for which the Option Holder works ceasing to be a Group Member, or the business or part-business in which the Option Holder works being transferred to a person who is not a Group member or in the case of Retirement on the date of exercise any relevant Exercise Condition has been satisfied) within the period which shall expire on whichever shall be the latest of:

      4.2.1.1  12 months after his so ceasing; or

      4.2.1.2  42 months after the Date of Grant.

      4.2.2 if he so ceases for any other reason, the Option may not be exercised at all unless the Directors so permit, in which event it may (and subject to Rule 4.3 below must, if at all) be exercised (notwithstanding Rule 4.1.1 above) to the extent permitted by the Directors within the period mentioned in Rule
               4.2.1 above.

      An Option Holder shall not be treated for the purposes of Rule 4.2 above as ceasing to be a director or employee of a Group Member until such time as he is no longer a director or employee of any Group Member, and a female Option Holder who ceases to be such a director or employee by reason of pregnancy or confinement and who returns to work at the end of the maternity leave period or who exercises her right to return to work following maternity absence in the circumstances described in the Employment Rights Act 1996 (or otherwise returns to work if the Directors so determine) before exercising an Option under this Plan shall be treated for those purposes as not having ceased to be such a director or employee.

4.3 If an Option Holder dies before exercising an Option granted to him under this Plan and at a time when he is either a director or employee of a Group Member or entitled to exercise the Option by virtue of Rule 4.2 above, the Option may (and must, if at all) be exercised by his personal representatives within 12 months after the date of his death.

4.4 Notwithstanding any other provision of this Plan, an Option granted under this Plan may not be exercised after the expiration of the period of 10 years (or such shorter period as the Directors may have determined before the grant thereof) beginning with the Date of Grant.

5.     Exercise of options
       -------------------

5.1    Options may be exercised in whole or in part.

5.2 The exercise of any Option granted under this Plan shall be effected by giving notice to the Company and otherwise in such form and manner as the Directors may from time to time prescribe and, unless the Directors determine otherwise, any such notice shall have effect only on receipt by the Company, together with the appropriate payment.

5.3 Subject to Rule 5.4 below, within 30 days after an Option under this Plan has been exercised by any person, the Directors on behalf of the Company shall allot to him (or his nominee) or, as appropriate, procure the transfer to him (or his nominee) of the number of shares in respect of which the Option has been exercised, provided that, for the avoidance of doubt, where shares are so allotted or transferred to a nominee, the beneficial interest in them must vest in the person who exercised the Option.

5.4 All shares allotted under this Plan shall rank pari passu in all respects with the shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment, and in the case of the transfer of existing shares, the transferee shall not acquire any rights attaching to such shares by reference to a record date prior to the date of the transfer.

5.5 The personal representatives of a deceased Option Holder may not exercise an Option if the Option Holder was precluded from doing so at the time of his death.

5.6 The allotment or transfer of any shares under this Plan shall be subject to obtaining any approval or consent mentioned in Rule 10.5 below.

5.7 In the event of a partial exercise, the Company shall, within 30 days of the partial exercise, issue to the Option Holder a new option certificate showing the balance of the Option and a new form of exercise of that balance.

6.     Take-overs, reconstructions and winding-up
       ------------------------------------------

6.1 If any person obtains Control of the Company (within the meaning of section 840 of the Taxes Act) as a result of making a general offer to acquire shares in the Company, or having obtained such Control makes such an offer, the Directors shall within 7 days of becoming aware thereof notify every Option Holder (or as the case may be his personal representative) thereof and, subject to compliance with any Exercise Condition and to Rules 4.2, 4.3 and 4.4 above, an Option granted under this Plan may be exercised, subject to Rule 6.4 below, within six months (or such longer period as the Directors may permit) of such notification.

6.2 For the purposes of Rule 6.1 above, a person shall be deemed to have obtained Control of the Company if he and others acting in concert (as defined by the City Code on Takeovers and Mergers) with him have together obtained Control of it.

6.3 If any application is made to the Court under section 425(1) of the Companies Act 1985 a meeting in relation to a proposed compromise or arrangement for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Directors may permit any Option granted under this Plan, subject to Rules 4.2, 4.3, and 4.4 above, to be exercised until the time of the meeting, such exercise being conditional upon the Court sanctioning such compromise or arrangement.

6.4 If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985, or if under section 425 of that Act the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if the Company passes a resolution for voluntary winding up, or if an order is made for the compulsory winding up of the

       Company, the Directors shall forthwith notify every Option Holder (or as the case may be his personal representatives) thereof and any Option granted under this Plan may, subject to Rules 4.2, 4.3, and 4.4 above and (in any case where any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985) to compliance with any Exercise Condition, be exercised within one month of such notification, but to the extent that it is not exercised within that period shall (notwithstanding any other provision of this Plan and notwithstanding that such Option did not become exercisable during the period) lapse on the expiration thereof.

6.5    If an Acquiring Company:-

       6.5.1     obtains Control of the Company as a result of making:

       6.5.1.1 a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, or

       6.5.1.2 a general offer to acquire all the shares in the Company which are of the same class as the shares which may be acquired by the exercise of Options granted under this Plan, or

       6.5.2 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the Companies Act 1985, or

       6.5.3 becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of that Act,

       any Option Holder may at any time within such period as the Acquiring Company shall specify, by agreement with the Acquiring Company, release any Option granted under this Plan which has not lapsed ("the Old Option") in consideration of the grant to him of an option ("the New Option") which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company).

6.6 The New Option shall be regarded for the purposes of Rule 6.5 above as equivalent to the Old Option, but so that the provisions of this Plan shall for this purpose be construed as if:-

       6.6.1 the New Option were an option granted under this Plan at the same time as the Old Option;

       6.6.2 except for the purposes of the definitions of "Group Member", "Participating Company" and "Subsidiary" in Rule 1.1 above and the reference to "the Directors" in Rule 4.4 above, the expression "the Company" were defined as "a company whose shares may be acquired by the exercise of Options granted under this Plan";

       6.6.3  Rule 11.2 below were omitted; and

       6.6.4  all Exercise Conditions have been satisfied.

7.     Adjustment of options for variation of share capital
       ----------------------------------------------------

7.1 Subject to Rules 7.3 and 7.4 below, on the occurrence of an Issue or Re-organisation the Directors may make such adjustment as it considers appropriate under Rule 7.2.

7.2 An adjustment made under this sub-rule shall be to one or more of the following:-

       7.2.1 the number of shares in respect of which any Option granted under this Plan may be exercised;

       7.2.2 the price at which shares may be acquired by the exercise of any such Option;

       7.2.3 where any such Option has been exercised but no shares have been allotted or transferred pursuant to such exercise, the number of shares which may be so allotted or transferred and the price at which they may be acquired.

7.3 Except in the case of a capitalisation issue, no adjustment under Rule 7.2 above shall be made without the prior confirmation in writing by the Auditors that it is in their opinion fair and reasonable.

7.4 An adjustment under Rule 7.2 above may have the effect of reducing the price at which shares may be acquired by the exercise of an Option to less than their nominal value, but, in the case of an Option to acquire shares by subscription, only if and to the extent that the Directors shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the shares in respect of which the Option is exercised and which are to be allotted pursuant to such exercise exceeds the price at which the same may be subscribed for and to apply such sum in paying up such amount on such shares; and so that on exercise of any Option in respect of which such reduction shall have been made the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.5   As soon as reasonably practicable after making any adjustment under Rule
      7.2 above, the Directors shall give notice in writing thereof to any Option Holders affected thereby.

8.    Expenses
      --------

      Any expenses of the Company involved in any issue or transfer of shares in the name of any Option Holder or his personal representative(s) or nominee(s) shall be payable by the Company.

9.    Administration
      --------------

9.1 Any notification or other notice in writing which the Company is required to give, or may desire to give, to any Eligible Employee or Option Holder (or his personal representative(s)) in pursuance of this Plan shall be sufficiently given if delivered to him by hand or sent through the post in prepaid cover addressed to the Eligible Employee or Option Holder (or his personal representative(s)) at the last address known to the Company as being his address. Any certificate, notification or other notice in writing required to be given to the Company shall be properly given if sent to or delivered to the Company at its registered office. Any notification, certificate or other notices sent by post shall be deemed delivered on the second day following the date of posting. All notices documents certificates given by or to an Eligible Employee or Option Holder (or his personal representative(s)) shall be sent at his risk.

9.2 Option Holders (or their personal representative(s)) shall have made available to them copies of all notices and other documents sent by the Company to its holders of shares generally.

10.   General
      -------

10.1 The Directors shall at all times ensure that there are sufficient shares available as may be required to meet the subsisting rights of Option Holders by either ensuring that the Company shall at all times keep available for allotment unissued shares at least sufficient to satisfy Options under which shares may be subscribed for and/or to procure that sufficient shares are available for transfer to satisfy Options.

10.2 The Company shall at its expense make application to the London Stock Exchange for admission to the Official List of all shares allotted pursuant to the exercise of any Option provided that shares are at that time listed on the London Stock Exchange.

10.3 The decision of the Directors in any dispute or question relating to any Option shall be final and conclusive, subject to the written confirmation of the Auditors whenever required under the provisions of this Plan.

10.4 Participation in this Plan by an Option Holder is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment with any Group Member and participation in this Plan shall in no respects whatever effect in any way an Option Holder's pension rights or entitlement or terms or conditions of employment with any Group Member. In particular (but without limiting the generality of the foregoing words) any Option Holder who leaves employment with any Group Member shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or breach of contract or by way of compensation for loss of office or otherwise howsoever.

10.5 The grant of an Option shall be subject to obtaining any approval or consent required under the provisions of the document "Admission of Securities to Listing" published by the London Stock Exchange, of the City Code on Takeovers and Mergers, or of any regulations and enactments.

10.6 In the event that shares are transferred to an Option Holder in pursuance of any Option granted under this Plan, the Option Holder shall, if so required by the person making the transfer, join that person in making a claim for relief under section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal made by him in effecting such transfer.

10.7 If the Company or any Participating Company is required to account for any amount of Social Security Contributions that the Option Holder is liable to pay as a result of the grant of an Option to an Eligible Employee after 26 November 1996 the Option Holder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of Social Security Contributions forthwith and in any event no later than 21 days from the date of the grant of the Option.

10.8 If the Company or any Participating Company is required to account for any amount of tax, duties and Social Security Contributions as a result of the exercise of an Option granted to an Eligible Employee after 26 November 1996, the Option Holder shall reimburse the Company or the Participating Company, as the case may be, in respect of the amount of tax, duties and Social Security Contributions accounted for forthwith and in any event no later than 21 days from the date of the exercise of the Option.

10.9 An Option Holder may not sell in the United States any American Depositary Shares or Shares represented thereby which he acquires under the Plan other than in accordance with US securities laws and, in particular, may not sell such American Depositary Shares or Shares represented thereby in the United States within 40 days of exercising an Option if the Option is exercised prior to the date on which a registration statement on

       Form S-8 with respect to the Shares represented by American Depositary Shares acquired under the Plan has been declared effective by US Securities Exchange Commission./17/

11.    Alterations
       -----------

11.1 Subject to Rules 11.2, 11.3 and 11.4 below, the Directors may at any time alter or add to all or any of the provisions of this Plan, or the terms of any Option granted under it, in any respect.

11.2 No alteration shall be made under Rule 11.1 above to the advantage of Option Holders to the limit on the aggregate cost of exercise of Options for any one Eligible Employee in Rule 3.1 above or to the number of Shares which may be issued under this Plan in Rule 3.3 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

11.3 No alteration or addition to the disadvantage of any Option Holder shall be made under Rule 11.1 above unless:-

       11.3.1 the Directors shall have invited every relevant Option Holder to give an indication as to whether or not he approves the alteration or addition, and

       11.3.2 the alteration or addition is approved by a majority of those Option Holders who have given such an indication.

11.4 As soon as reasonably practicable after making any alteration or addition under Rule 11.1 above, the Directors shall give notice in writing thereof to any Option Holder affected thereby.

11.5 No alteration shall be made to this Plan if it would thereby cease to be an Employees' Share Scheme./18/

----------

/17/ New rule 10.9 inserted by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.
/18/ Rule 11 amended by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000. Rule 11.3 deleted and rule 11 renumbered.

12.    Trustees

12.1 A Participating Company may provide money to the Trustees or any other person to enable them to acquire shares to be held for the purposes of this Plan or enter into any guarantee or indemnity for these purposes, to the extent permitted by section 153 of the Companies Act 1985.

12.2   The Company may, with the approval of the Directors:

       12.2.1  grant to the Trustees an option to subscribe for Shares; or

       12.2.2 issues Shares in the Company to the Trustees if the Trustees agree to transfer such Shares (or the equivalent American Depositary Shares) to Optionholders on the exercise of their Options.

12.3 The price at which the Shares may be acquired by the Trustees shall be determined by the Directors before the grant of the option to subscribe therefor or, in the case of shares issued otherwise than in pursuance of an option, before the issue thereof but shall not be less than Market Value on the dealing day last preceding the date of grant of the option or, as the case may be, the date of issue of the Shares.

12.4 Any options granted or Shares issued to the Trustees shall be included in the limit of the number of Shares issued or remaining issuable under Rule
       3.4 above, but the number of such Shares may exceed the number of Shares subject to Options to the extent the Directors consider appropriate to permit Participating Companies to hedge their employer's Social Security contribution liability in respect of the Options./19/

13.    Inland Revenue Requests
       -----------------------

       The Company shall provide to the Inland Revenue (within such time limit as the Inland Revenue directs) any information required by it and an Option Holder shall:-

----------

/19/ Old rule 12 deleted and new 12.1 to 12.4 substituted by resolution of the Company dated 17th March 2000 and board resolution dated 21st June 2000.

13.1 promptly provide to the Company such information as it may reasonably request; and

13.2 consent to the Company providing such information concerning him to the Inland Revenue for the purpose of complying with such request from the Inland Revenue.

14.    Termination
       -----------

       The Company in general meeting or the Directors may at any time resolve to terminate this Plan in which event no further Options shall be granted, but the provisions of this Plan shall in relation to Options then subsisting continue in full force and effect.